SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.   20549

                          FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

     Date of Report      (Date of earliest event reported):
     November 13, 2000         November 9, 2000


                   Sport Supply Group, Inc.
  (Exact name of registrant as specified in its charter)

   Delaware                1-10704           75-2241783
(State or other        (Commission File      (IRS Employer
jurisdiction of             Number)          Identification No.)
incorporation)


        1901 Diplomat Drive, Farmers Branch, Texas  75234
       (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code:
                           (972) 484-9484


                         Not Applicable
  (Former name or former address, if changed since last report)

Item 5.  Other Events

     Incorporated herein by reference is a press release attached hereto as Exhibit 5(a) and previously released by Registrant through media sources concerning Sport Supply Group, Inc.'s application for listing of its common stock on the American Stock Exchange.

Exhibits Index:

Description of Exhibit
5(a) Press Release

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 13, 2000

                         Sport Supply Group, Inc.
                         By:   /s/ John P. Walker
                                President